Exhibit 32
Certification
Pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter
63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a)
and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of ATA Holdings Corp. (the "Company"), does hereby certify that:

The Quarterly Report on Form 10-Q for the period ended September 30, 2005 (the
"Form 10-Q") of the Company fully complies with the requirements of section
13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 21, 2005 ___ /s/ John Dension____
               John Denison
               President and Chief Executive Officer

Dated: November 21, 2005 ____/s/ Francis J. Conway
            Francis J. Conway
               Executive Vice President and
               Chief Financial Officer